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                                                                    Exhibit 10.2



THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REQUESTED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


                                 PROMISSORY NOTE

San Luis Obispo,
California                                         Principal Amount:  $20,000.00

                                                                    July 6, 1999

FOR VALUE RECEIVED Gary Player Direct, Inc., a Delaware corporation, having an address of 710 Aerovista, Suite B, San Luis Obispo, California 93401 ("Borrower"), unconditionally promises to pay to Richard Casey, an individual, or registered assigns, ("Lender") Twenty Thousand Dollars ($20,000.00) together with interest thereon at a rate of 10% per annum from the date hereof. As additional consideration, Borrower will issue 25,000 shares of Borrower's common stock. Unless otherwise defined herein, capitalized terms used in this Note shall have the meanings ascribed to them in the Loan Agreement.

1. Payments; Maturity Date. The principal and interest of this Note shall be payable thirty (30) days from the date of execution of the Note (the "Maturity Date"). All payments shall be sent to Lender's address as set forth in the Loan Agreement, or such address as later specified by Lender or any successor in writing to Borrower.

2. Prepayment. Borrower may prepay any amounts due hereunder without penalty or premium.

3. Application of Payment. All payments made under this Note shall be applied first against payment of interest accrued to the date of any payment and then against principal due.

4. Costs of Collection. Borrower shall pay all costs of collection of Lender, together with reasonable attorney's fees and costs, to enforce this Note in the event of a default whether or not a suit is brought. Borrower waives demand, protest and notice o maturity and non-payment, and all requirements necessary to hold Borrower liable hereunder.

5. Miscellaneous. This Note shall be governed by, and construed in accordance with, the laws of the State of California.


BORROWER:                                     GUARANTOR:
Gary Player Direct, Inc.
                                               /s/ Alfonso J. Cervantes
                                               --------------------------------
                                              Alfonso J. Cervantes, Individually
By:  /s/ Alfonso J. Cervantes
     -------------------------------
     Alfonso J. Cervantes, President